UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K
                              AS FILED DECEMBER 4, 2002

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) November 20, 2002

                          Multi-Tech International, Corp.
                 (Exact name of Registrant as specified in charter)


        Nevada                        0-25909           86-0931332
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)              File Number)       Identification)



                  760 Killian Road, Akron, Ohio               44319
                   (Address of principal executive offices) (Zip Code)

                              (330) 785-5555
             Registrant's telephone number, including area code

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT. Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.  Not applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP. Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT. Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Company has amended its Articles of Incorporation, changing its name to Multi-Tech International, Corp. The Company has moved its main office to 760 Killian Road, Akron, Ohio 44319, (330) 785-5555. At a shareholder's meeting, where a majority of shareholder's voted, the following were elected as Directors:

John J Craciun, III

David F. Hostelley

Mark P Wing

Steve Coutoumanos

Dennis Bryne

At a Board of Directors meeting immediately following the shareholder's meeting, the following were selected as officers of the company:

Steve Coutoumanos, CEO

John J. Craciun, III,  President

Steve Coutoumanos,  Vice President

David F. Hostelley,  Secretary

David F. Hostelley,  Treasurer

David Boon,  COO

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.  Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.  Not applicable

ITEM 8. CHANGE IN FISCAL YEAR. Not applicable.

ITEM 9. REGULATION FD DISCLOSURE. Not applicable.

Multi-Tech International, Corp.


By: /s/ John J. Craciun, III
--------------------------------
John J. Craciun, President                      Dated December 4, 2002